Subsidiaries	12 Months Ended
Dec. 31, 2022
Disclosure of subsidiaries [abstract]
Subsidiaries
Note 16 - Subsidiaries

In February 2021, the Company completed a purchase of all of the outstanding share capital not yet owned by the Company of Belgian cultured fat developer Peace of Meat BV for total consideration of up to EUR 16.3 million (USD 19.9 million). The total consideration payable by the Company in the acquisition consisted of both cash and equity instruments to be paid to Peace of Meat shareholders and in legal and finder’s fees. The total consideration was paid as part of the closing of the acquisition and part upon the achievement of the defined milestones and sub-milestones. Substantially all of the fair value of the gross assets acquired was concentrated in a single identifiable asset or group of similar identifiable assets (the “intangible asset” or “IPR&D”), thus the subsidiary is not considered a business and the acquisition is accounted as an asset acquisition. Contingent consideration, dependent upon the achievement of technological milestones was recognized at the time of the achievement of each milestone on the basis of the shares and cash that are payable.

The following summarizes the major classes of consideration at the acquisition date:

Total consideration

USD thousands
Cash consideration at closing date	4,799
Initial cash investment in acquiree	1,223
Equity instruments issued (4,070,766 ordinary shares) (1)	4,359
Acquisition-related costs (2)	254
Total consideration as of consolidation date	10,635
Contingent consideration (3)	9,308
Total consideration subject to achievement of all milestones	19,943

(1)	The fair value of the ordinary shares issued was based on the share price of the Company at the closing date (February 10, 2021) of NIS 3.986 per share.

(2)	Acquisition-related costs include legal expenses and finder’s fees.

(3)
Contingent consideration

The Company agreed to pay the selling shareholders and the finder an additional 4,070,766 rights to ordinary shares with a value of USD 4.4 million and cash consideration of USD 4.9 million upon the achievement of defined milestones. The acquisition agreement specified that each milestone must be reached within a six-month period, over a total period of two years, which can be extended by up to nine additional months under circumstances set forth in the acquisition agreement. Peace of Meat achieved the first three milestones, the first two during 2021 and the third during 2022.

No liability is being provisioned prior to milestones achievement.

Identifiable assets acquired and liabilities assumed:

Peace Of Meat condensed Balance Sheet (at acquisition date)	USD thousands
Current assets	425
Non-current assets	588
Current liabilities	(578)
Non-current liabilities	(16)
Tangible assets net	419

IPR&D – Intangible asset

Intangible asset that was recognized as a result of the acquisition and additions made by December 31, 2022 as follows:

Peace Of Meat initial consolidation effect	USD thousands
Closing cash consideration and related acquisition costs	5,053
Shares consideration	4,359
Initial cash investment in acquiree	1,223
Tangible assets, net	(419)
10,216

Additional contributions post-acquisition date according to milestone achievement:	2022	2021
Opening balance	13,453	10,216
Cash consideration	838	1,960
Payment liabilities	-	194
Shares consideration (2022: 846,190, 2021:1,852,730 ordinary shares)	724	1,973

Foreign exchange rate effect	(648)	(890)
Total	14,367	13,453
Impairment valuation result	(14,367)	-
Period-end intangible asset balance	-	13,453

The aggregate cash flows for the Group as a result of the acquisition in the year ended December 31,	2022	2021
Cash and cash equivalents paid	-	(5,053)
Cash and cash equivalents of the subsidiary	-	205
Cash consideration for milestone achievement during the period	(838)	(1,960)

Net reduction of cash flow relative to acquisition	(838)	(6,808)

As part of the annual impairment test, we have tested the Peace of Meat Cash-Generating Unit (“CGU”) for impairment as of December 31, 2022. We have determined that the value in use of the operation is negative, and therefore continued to assess the fair value less costs of disposal of the CGU. As of the date of publication of these financial statements, we have not identified a potential market participant that may purchase the CGU in an arm’s-length transaction. (Regarding the Company’s decisions to cease the funding of the CGU after the reporting period, see Note 24). Thus, we have concluded that the fair value less costs of disposal of the CGU is immaterial. The fair value less costs of disposal of the CGU’s IPR&D asset was determined to be zero, as the Company did not identify any potential buyer for this asset. We have allocated the impairment loss to the CGU’s fixed assets based on their fair value. The fair value of fixed assets that are available for sale to a market participant is based on their estimated selling value as of the valuation date, less selling costs. We estimated the selling value less selling costs of the fixed assets based on actual offers received, previous purchases, and our knowledge of the second-hand industry market. In allocating the impairment loss, we have not reduced the carrying amount of each asset below its fair value less costs of disposal on an individual basis, if determinable.  As a result, we recognized an impairment loss of USD 14,367 thousand for our IPR&D asset and USD 1,210 thousand for our fixed assets. The total impairment loss recorded was USD 15,577 thousand.